UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON
,
DC
20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2006

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29313	20-0121007

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Shunpike Road, Suite 333 , Chatham , New Jersey	07928

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 973-210-4966

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2006, in connection with the financing transaction previously disclosed on a Form 8-K dated May 9, 2006 (the “Initial Form 8-K”), Crystal International Travel Group, Inc. (f/k/a Mobile Reach International, Inc.) (the “Company”) executed definitive agreements for the purchase by certain accredited investors (the “Investors”) of $100,000 of principal amount of 9% secured promissory notes of the Company (the “Note”) with all principal and interest due on the earlier of (i) November 1, 2006 or (ii) the closing of a financing which results in gross proceeds of at least $2,000,000 being delivered to the Company.

To secure the Investors’ obligations under the Note, the Company granted the Investors a security interest in substantially all of its assets, including without limitation its intellectual property, on the terms and conditions of a Security Agreement (the "Security Agreement") dated as of May 17, 2006. The security interest granted under the Security Agreement terminates immediately upon payment or satisfaction of all of the Company's obligations under the Note.

In connection with the issuance of the Note, the Company issued to the Investors two one-year warrants (each an “Investor Warrant” and, collectively, the "Investor Warrants"). Each Investor Warrant is to purchase 50,000 shares of the Company's common stock, $.0001 par value (the "
Common Stock
"), one with the exercise price of $0.75 and one with the exercise price of $1.00. The respective exercise prices of the Investor Warrants are subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger or, in certain circumstances, the issuance of additional equity securities for consideration less than the respective exercise prices.

As of the date of this filing and including amounts previously disclosed on the Initial 8-K, the Company received net proceeds of approximately $490,000.

In addition, the Company will use commercially reasonable efforts to cause the shares of Common Stock underlying the Investor Warrants to be included in the next registration statement filed by the Company for its own account or the account of others, with certain exceptions.

The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the
United States
in the absence of an effective registration statement or exemption from the registration requirements under the Act. The sale of the Warrants to the Investor was made pursuant to an exemption from registration requirements under Regulation D and/or Section 4(2) of the Act.

The foregoing description is qualified in its entirety by the agreements and the other instruments relating to the documents attached to the Initial 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02
.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

4.1 Form of Common Stock Purchase Warrant issued by Mobile Reach International, Inc. to investor as of May 17, 2006 hereby incorporated by reference to the Form 8-K dated May 9, 2006.

4.2 Form of Common Stock Purchase Warrant issued by Mobile Reach International, Inc. to investor as of May 17, 2006 hereby incorporated by reference to the Form 8-K dated May 9, 2006.

10.1 Form of Secured Note and Warrant Purchase Agreement among Mobile Reach International, Inc. and investor as of May 17, 2006 hereby incorporated by reference to the Form 8-K dated May 9, 2006.

10.2 Form of Secured Promissory Note Agreement issued by Mobile Reach International, Inc. to investor May 17, 2006 hereby incorporated by reference to the Form 8-K dated May 9, 2006.

10.3 Form of Security Agreement dated as of May 17, 2006, among Mobile Reach International, Inc. and investor May 17, 2006 hereby incorporated by reference to the Form 8-K dated May 9, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 17, 2006.

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.

By:	/s/ Fabrizzio Busso Campana

Fabrizzio Busso Campana
Chief Executive Officer

May 17, 2006